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                                                                    EXHIBIT 31.3

                                  CERTIFICATION

         I, Joseph A. Santangelo, Chief Financial Officer of Orleans Homebuilders, Inc., certify that:

         1. I have reviewed this annual report on Form 10-K of Orleans Homebuilders, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


                                           Signed:  Joseph A. Santangelo
                                                    -------------------------
                                                    Joseph A. Santangelo
                                                    Chief Financial Officer
September 15, 2005